                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 31, 2006
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                   001-13403                  84-1032638
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 (State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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            (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.06  Material Impairments.

     In the course of completing its financial statements for its fiscal year ending September 30, 2005, the Company performed an impairment analysis of its brands as of the fourth quarter of fiscal 2005. This review showed that (i)
certain of the Company's pasta brands experienced declines in sales volume and related revenues resulting in corresponding declines in market share and profitability, and (ii) operating trends and the forecasted future performance for these brands differed significantly from the Company's earlier expectations.
In accordance with SFAS No. 142 - "Goodwill and Other Intangible Assets," the
recoverability of these intangible assets has been evaluated as of September 30,
2005 and the Company has determined that a total pre-tax impairment charge of
$89.2 million will be recorded in fiscal year 2005.

     The Company also announced that a $1.0 million impairment charge related to one of its brands will be recorded in fiscal 2006 as a result of the Company's impairment analysis as of the fourth quarter of fiscal 2006.

Item 8.01  Other Events.

     On September 7, 2007, American Italian Pasta Company issued a press release announcing (i) that its Audit Committee has completed its previously announced internal investigation of certain accounting and related matters, and (ii) that it has completed its internal preparation of its restated financial statements for its 2004 fiscal year and earlier periods and of its financial statements for its fiscal year ended September 30, 2005 and its fiscal year ended September 29,
2006, and has delivered these financial statements to its independent registered public accountants, Ernst & Young, for completion of their review and audit. The
Company also outlined the impairment charges described above. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

            (c) Exhibits.

            99.1 Press release issued September 7, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2007                AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Vice President & Controller

                                  EXHIBIT INDEX

Exhibit Number             Description

    99.1                   Press release issued September 7, 2007